Exhibit 99.1

FOR IMMEDIATE RELEASE

SUPERIOR GROUP OF COMPANIES REPORTS SECOND QUARTER 2024 RESULTS

– Total net sales of $131.7 million up from $129.2 million in prior year second quarter –
– Net income of $0.6 million compared to $1.2 million in prior year second quarter –
– EBITDA of $5.6 million compared to $7.4 million in prior year second quarter –
– Board of Directors approves $0.14 per share quarterly dividend –
– Maintains full-year outlook –

ST. PETERSBURG, Fla., August 6, 2024 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”), today announced its second quarter 2024 results.

“We delivered a second consecutive quarter of revenue growth along with robust free cash flow, continuing our commitment to maintaining a strong financial position,” said Michael Benstock, Chief Executive Officer. “While second quarter results were below our expectations, we are poised to generate stronger performance in the second half of the year and are maintaining our full-year outlook.  In addition, the steps we’re taking now will clearly benefit our growth and profitability over the long-term. I’m pleased that our Board has again approved our quarterly dividend, reflecting our shared confidence in the compelling opportunities ahead to further penetrate all three of the large and growing end markets we serve, which will ultimately benefit our efforts to further enhance long-term shareholder value.”

Second Quarter Results

For the second quarter ended June 30, 2024, net sales increased 2.0% to $131.7 million, compared to second quarter 2023 net sales of $129.2 million. Pretax income was $0.7 million compared to $1.4 million in the second quarter of 2023. Net income was $0.6 million or $0.04 per diluted share compared to $1.2 million, or $0.08 per diluted share for the second quarter of 2023.

Third Quarter 2024 Dividend

The Board of Directors declared a quarterly dividend of $0.14 per share, payable August 30, 2024 to shareholders of record as of August 17, 2024.

2024 Full-Year Outlook

The Company is maintaining its full year 2024 sales outlook range of $563 million to $570 million, versus 2023 sales of $543 million, and maintaining its full-year earnings per diluted share forecast of $0.73 to $0.79 versus $0.54 in 2023.

Webcast and Conference Call

The Company will host a webcast and conference call at 5:00 pm Eastern Time today. The live webcast and archived replay can be accessed in the investor relations section of the Company's website at https://ir.superiorgroupofcompanies.com/Presentations. Interested individuals may also join the teleconference by dialing 1-844-861-5505 for U.S. dialers and 1-412-317-6586 for International dialers. The Canadian Toll-Free number is 1-866-605-3852. Please ask to be joined to the Superior Group of Companies call. A telephone replay of the teleconference will be available through August 20, 2024. To access the replay, dial 1-877-344-7529 in the United States or 1-412-317-0088 from international locations. Canadian dialers can access the replay at 855-669-9658. Please reference conference number 9654569 for replay access.

Disclosure Regarding Forward Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential,” or “plan” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this press release may include, without limitation: (1) projections of revenue, income, and other items relating to our financial position and results of operations, including short term and long term plans for cash, (2) statements of our plans, objectives, strategies, goals and intentions, (3) statements regarding the capabilities, capacities, market position and expected development of our business operations and (4) statements of expected industry and general economic trends.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; uncertainties related to supply disruptions, inflationary environment (including with respect to the cost of finished goods and raw materials and shipping costs), employment levels (including labor shortages), and general economic and political conditions in the areas of the world in which the Company operates or from which it sources its supplies or the areas of the United States of America (“U.S.” or “United States”) in which the Company’s customers are located; changes in the healthcare, retail chain, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of raw materials; attracting and retaining senior management and key personnel; the effect of the Company’s previously disclosed material weakness in internal control over financial reporting; the Company’s ability to successfully remediate its material weakness in internal control over financial reporting and to maintain effective internal control over financial reporting; and other factors described in the Company’s filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC):

Established in 1920, Superior Group of Companies is comprised of three attractive business segments each serving large, fragmented and growing addressable markets. Across Healthcare Apparel, Branded Products and Contact Centers, each segment enables businesses to create extraordinary brand engagement experiences for their customers and employees. SGC’s commitment to service, quality, advanced technology, and omnichannel commerce provides unparalleled competitive advantages. We are committed to enhancing shareholder value by continuing to pursue a combination of organic growth and strategic acquisitions. For more information, visit www.superiorgroupofcompanies.com.

Investor Relations Contact:
Investors@Superiorgroupofcompanies.com

Comparative figures are as follows:

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended June 30,
	2024	2023
Net sales	$131,736	$129,162

Costs and expenses:
Cost of goods sold	80,981	81,566
Selling and administrative expenses	48,375	43,382
Other periodic pension costs	189	214
Interest expense	1,541	2,624
	131,086	127,786
Income before income tax expense	650	1,376
Income tax expense	50	163
Net income	$600	$1,213

Net income per share:
Basic	$0.04	$0.08
Diluted	$0.04	$0.08

Weighted average shares outstanding during the period:
Basic	16,221,073	15,987,007
Diluted	16,769,297	16,124,816

Cash dividends per common share	$0.14	$0.14

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except shares and per share data)

	Six Months Ended June 30,
	2024	2023
Net sales	$270,578	$259,935

Costs and expenses:
Cost of goods sold	164,506	165,231
Selling and administrative expenses	97,124	86,761
Other periodic pension costs	378	428
Interest expense	3,328	5,194
	265,336	257,614
Income before income tax expense	5,242	2,321
Income tax expense	730	220
Net income	$4,512	$2,101

Net income per share:
Basic	$0.28	$0.13
Diluted	$0.27	$0.13

Weighted average shares outstanding during the period:
Basic	16,124,553	15,935,001
Diluted	16,611,375	16,121,573

Cash dividends per common share	$0.28	$0.28

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares and par value data)

	June 30,	December 31,
	2024	2023
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$13,374	$19,896
Accounts receivable, less allowance for doubtful accounts of $3,591 and $4,237, respectively	92,628	103,494
Inventories	93,031	98,067
Contract assets	53,027	48,715
Prepaid expenses and other current assets	10,197	9,188
Total current assets	262,257	279,360
Property, plant and equipment, net	44,267	46,890
Operating lease right-of-use assets	16,774	17,909
Deferred tax asset	12,341	12,356
Intangible assets, net	49,125	51,160
Other assets	15,558	14,775
Total assets	$400,322	$422,450

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$46,949	$50,520
Other current liabilities	39,336	43,978
Current portion of long-term debt	5,625	4,688
Current portion of acquisition-related contingent liabilities	1,026	1,403
Total current liabilities	92,936	100,589
Long-term debt	72,100	88,789
Long-term pension liability	13,439	13,284
Long-term acquisition-related contingent liabilities	673	557
Long-term operating lease liabilities	11,655	12,809
Other long-term liabilities	8,609	8,784
Total liabilities	199,412	224,812
Shareholders’ equity:
Preferred stock, $.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $.001 par value - authorized 50,000,000 shares, issued and outstanding 16,792,577 and 16,564,712 shares, respectively	16	16
Additional paid-in capital	82,759	77,443
Retained earnings	122,106	122,464
Accumulated other comprehensive loss, net of tax:
Pensions	(1,077)	(1,122)
Foreign currency translation adjustment	(2,894)	(1,163)
Total shareholders’ equity	200,910	197,638
Total liabilities and shareholders’ equity	$400,322	$422,450

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Six Months Ended June 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$4,512	$2,101
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,620	6,816
Inventory write-downs	888	144
Provision for bad debts - accounts receivable	(383)	(628)
Share-based compensation expense	1,620	2,420
Change in fair value of acquisition-related contingent liabilities	296	(733)
Change in fair value of written put options	653	(145)
Changes in assets and liabilities:
Accounts receivable	10,578	8,854
Contract assets	(4,526)	5,447
Inventories	3,936	10,555
Prepaid expenses and other current assets	(1,309)	2,747
Other assets	(639)	(1,468)
Accounts payable and other current liabilities	(6,424)	1,280
Long-term pension liability	217	379
Other long-term liabilities	261	326
Net cash provided by operating activities	16,300	38,095

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(1,974)	(3,643)
Net cash used in investing activities	(1,974)	(3,643)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings of debt	10,000	1,000
Repayment of debt	(25,875)	(29,875)
Debt issuance costs	-	(300)
Payment of cash dividends	(4,657)	(4,590)
Payment of acquisition-related contingent liabilities	(557)	-
Proceeds received on exercise of stock options	1,076	43
Net cash used in financing activities	(20,013)	(33,722)

Effect of currency exchange rates on cash	(835)	297
Net increase (decrease) in cash and cash equivalents	(6,522)	1,027
Cash and cash equivalents balance, beginning of period	19,896	17,722
Cash and cash equivalents balance, end of period	$13,374	$18,749

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands, except shares and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net income	$600	$1,213	$4,512	$2,101
Interest expense	1,541	2,624	3,328	5,194
Income tax expense	50	163	730	220
Depreciation and amortization	3,368	3,428	6,620	6,816
EBITDA(1)	$5,559	$7,428	$15,190	$14,331
EBITDA margin(1)	4.2%	5.8%	5.6%	5.5%

(1) EBITDA, which is a non-GAAP financial measure, is defined as net income excluding interest expense, income tax expense and depreciation and amortization expense. EBITDA margin is defined as EBITDA divided by net sales. The Company believes EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences and (iii) asset base (depreciation and amortization). The Company uses EBITDA internally to monitor operating results and to evaluate the performance of its business. In addition, the compensation committee has used EBITDA in evaluating certain components of executive compensation, including performance-based annual incentive programs. EBITDA is not a measure of financial performance under GAAP and should not be considered in isolation or as an alternative to net income, cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company’s results of operations. The presentation of the Company’s EBITDA may change from time to time, including as a result of changed business conditions, new accounting pronouncements or otherwise. If the presentation changes, the Company undertakes to disclose any change between periods and the reasons underlying that change. The Company’s EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA in the same manner.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION - REPORTABLE SEGMENTS
(Unaudited)
(In thousands)

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended June 30, 2024:
Net sales	$81,296	$26,592	$24,832	$(984)	$-	$131,736
Cost of goods sold	53,170	16,392	11,871	(452)	-	80,981
Gross margin	28,126	10,200	12,961	(532)	-	50,755
Selling and administrative expenses	22,969	9,879	10,533	(532)	5,526	48,375
Other periodic pension cost	-	-	-	-	189	189
Add: Depreciation and amortization	1,567	956	753	-	92	3,368
Segment EBITDA(1)	$6,724	$1,277	$3,181	$-	$(5,623)	$5,559

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended June 30, 2023:
Net sales	$79,592	$28,072	$22,758	$(1,260)	$-	$129,162
Cost of goods sold	53,952	17,653	10,554	(593)	-	81,566
Gross margin	25,640	10,419	12,204	(667)	-	47,596
Selling and administrative expenses	20,362	9,466	9,614	(667)	4,607	43,382
Other periodic pension cost	-	-	-	-	214	214
Add: Depreciation and amortization	1,710	976	662	-	80	3,428
Segment EBITDA(1)	$6,988	$1,929	$3,252	$-	$(4,741)	$7,428

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Six Months Ended June 30, 2024:
Net sales	$168,364	$55,829	$48,384	$(1,999)	$-	$270,578
Cost of goods sold	108,497	34,119	22,779	(889)	-	164,506
Gross margin	59,867	21,710	25,605	(1,110)	-	106,072
Selling and administrative expenses	46,263	19,691	20,954	(1,110)	11,326	97,124
Other periodic pension cost	-	-	-	-	378	378
Add: Depreciation and amortization	3,067	1,893	1,476	-	184	6,620
Segment EBITDA(1)	$16,671	$3,912	$6,127	$-	$(11,520)	$15,190

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Six Months Ended June 30, 2023:
Net sales	$161,443	$56,226	$44,814	$(2,548)	$-	$259,935
Cost of goods sold	109,904	35,707	20,821	(1,201)	-	165,231
Gross margin	51,539	20,519	23,993	(1,347)	-	94,704
Selling and administrative expenses	40,415	18,968	19,278	(1,347)	9,447	86,761
Other periodic pension cost	-	-	-	-	428	428
Add: Depreciation and amortization	3,374	1,950	1,330	-	162	6,816
Segment EBITDA(1)	$14,498	$3,501	$6,045	$-	$(9,713)	$14,331

(1) Segment EBITDA is our primary measure of segment profitability under U.S. GAAP ASC 280 “Segment Reporting”. Amounts included in income before income tax expense and excluded from Segment EBITDA include: interest expense and depreciation and amortization expense. Total Segment EBITDA is a non-GAAP financial measure. Please see reconciliation of EBITDA included in the Non-GAAP Financial Measures table above.